                                                                       EXHIBIT 6


                                                                  April 20, 1999


Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Directors:


I hereby consent to the reference to my name under the caption "Experts" in the Prospectus filed as part of the Post-Effective Amendment No. 3 of the Registration Statement on Form S-6 (File No. 333-10321) for the Providentmutual Variable Life Separate Account.


                                            Sincerely,

                                            Scott V. Carney, FSA, MAAA
                                            Actuary